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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):              February 21, 2007

                              Island Pacific, Inc.
                     (formerly known as SVI Solutions, Inc.)
________________________________________________________________________________
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
________________________________________________________________________________
                 (State or Other Jurisdiction of Incorporation)

         0-23049                                     33-0896617
_____________________________               ____________________________
(Commission File Number)                    (IRS Employer Identification No.)


19800 MacArthur Boulevard, Suite 1200, Irvine, California               92612
________________________________________________________________________________
(Address of Principal Executive Offices)                              (Zip Code)

                                 (949) 476-2212
________________________________________________________________________________
              (Registrant's telephone number, including area code)

________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM     4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous Independent Registered Public Accounting Firm.

         (i) On February 13, 2007, the Company's Audit Committee made a recommendation, which the Company's board of directors approved, to dismiss Singer Lewak Greenbaum & Goldstein LLP ("SLGG") as its independent registered public accounting firm. On February 15, 2007, before the Company notified SLGG of its decision and filed a Current Report on Form 8-K, the Company received a letter from SLGG advising the Company that it has resigned, effective immediately, as the Company's independent accountants and auditors and that it would cease providing audit services to the Company in connection with the audit of its fiscal year ending March 31, 2005, and will not opine on the opening balance sheet of Retail Technologies, Inc. as of June 1, 2004.

         (ii) In its letter of resignation, SLGG advised the Company it recently has been made aware of information concerning items addressed in previous audits that it believes conflicts with information and representations presented by the Company at the time of the audits. SLGG stated it believes the information it received at the time of the audits was incomplete or misleading and, as a result, reliance can no longer be placed on its audit opinions for the fiscal years ending March 31, 2002, 2003 and 2004. In addition, SLGG withdrew its auditor's reports on the Company's financial statements for the same time periods.

         (iii) The Company has not discussed with SLGG the issues raised by its letter of resignation. On February 16, 2007, the Company filed a Complaint in the Superior Court of California, County of Orange against SLGG alleging, INTER ALIA, that SLGG negligently performed its audits of the Company and failed to undertake proper audits.

         (iv) From mid-to-late 2006, the Company made separate presentations to SLGG detailing its proposed accounting treatment related to revenue recognition, accounting for certain convertible debt, and discontinued operations. SLGG had an initial difference of opinion on each presentation and proposed accounting treatment, and the Company resolved the issues in favor of SLGG.

         (v) Except as described in this Item 4.01(a)(i) through (iv), for the fiscal year ending March 31, 2004, and in the subsequent interim periods preceding the resignation of SLGG, there have been no disagreements (as described in Regulation S-K Item 304(a)(1)(iv)) with SLGG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SLGG, would have caused SLGG to make reference thereto in its report on the financial statements for such years. The Company has filed a Complaint alleging, INTER ALIA, that SLGG negligently performed its audits and, as a result of the pending litigation, SLGG may believe or allege that there have been disagreements other than those described by the Company in this Form 8-K.

          (vi) On October 25, 2004, upon having been advised by SLGG, the Company filed a report on Form 8-K announcing that it would be restating its financial statements for the fiscal years ended March 31, 2003 and March 31, 2004, and its quarterly financial statements for the second and third quarters of the fiscal year ended March 31, 2003, the first, second, and third quarters of the fiscal year ended March 31, 2004, and the first quarter of the fiscal year ending March 31, 2005, and that such financial statements should not be relied upon. The Company later determined that restating the financial

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statements for the fiscal year ending March 31, 2003 was unnecessary because any adjustments would be immaterial. On November 16, 2004, February 8, 2005 and February 10, 2005, the Company filed amended reports for the remaining periods at issue. Except as described in this Item 4.01(a)(vi), for the fiscal year ending March 31, 2004, and in the subsequent interim periods preceding the resignation of SLGG, the Company did not have any reportable events (as described in Regulation S-K Item 304(a)(1)(v)).

         (vii) The Company has authorized SLGG to respond fully to the inquiries of Goldman & Parks, LLP as its successor accountant concerning the subject matter of the events described in this Item 4.01(a).

         (viii) The Company has requested that SLGG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which SLGG does not agree. The Company will amend this report in accordance with Item 4.01(a) of Form 8-K to file the independent accountant's letter required by such item.

(b) New Independent Registered Public Accounting Firm.

         (i) On February 13, 2007, the Company, acting on the recommendation of the Company's Audit Committee, approved the appointment of Goldman & Parks, LLP as the Company's independent registered public accounting firm. Goldman & Parks, LLP was formally retained on February 20, 2007. During the Company's two most recent fiscal years, the Company has not consulted with Goldman & Parks, LLP on any matters described in Regulation S-K Item 304(a)(2)(i) or (ii).

ITEM 4.02(b) NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
             AUDIT REPORT OR COMPLETED INTERIM REVIEW

         (i) On February 15, 2007, SLGG advised the Company that it has resigned, effective immediately, as the Company's independent accountants and auditors. In its letter of resignation, SLGG stated to the Company it recently has been made aware of information concerning items addressed in previous audits that conflict with information and representations presented by the Company at the time of the audits. SLGG stated it believes the information it received from the Company at the time of the audits was incomplete or misleading information and, as a result, reliance can no longer be placed on its audit opinions for the fiscal years ending March 31, 2002, 2003 and 2004.

         (ii) The Company has not discussed with SLGG the issues raised by its letter of resignation. On February 16, 2007, the Company filed a Complaint in the Superior Court of California, County of Orange against SLGG alleging, INTER ALIA, that SLGG negligently performed its audits of the Company and failed to undertake proper audits.

         (iii) On February 13, 2007, the Audit Committee of the Company's Board of Directors, after consulting with SLGG, the Company's former independent accounting firm, concluded that as a result of the ongoing investigation by the Securities and Exchange Commission on certain accounting issues, as previously disclosed by the Company, disclosure should be made because certain of its amended reports should no longer be relied upon. These reports are as follows:

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         o 10-K/A for the fiscal year ended March 31, 2004;
         o 10-Q/A for the fiscal quarter ended December 31, 2002;
         o 10-Q/A for the fiscal quarter ended June 30, 2003;
         o 10-Q/A for the fiscal quarter ended September 30, 2003;
         o 10-Q/A for the fiscal quarter ended December 31, 2003;
         o 10-Q/A for the fiscal quarter ended June 30, 2004;
         o 10-Q/A for the fiscal quarter ended September 30, 2004; and
         o 10-Q/A for the fiscal quarter ended December 31, 2004

         (iv) In reviewing these financial statements, the Company determined that prior presentation was incorrect and, therefore, the financial statements need to be restated based on the following deficiencies and issues:

         1. Deferral of revenues and cost of revenues to periods when the earnings process is completed;
         2. Accounting for derivative liability treatment of warrants and certain other embedded derivatives associated with convertible debt; and
         3. Correction of the opening balance sheet related to the acquisition of Retail Technologies International, Inc., affecting the reporting periods after the date of the acquisition, or June 1, 2004.

         (v) The Company's management and chair of the Audit Committee discussed with SLGG the matters disclosed in this Item 4.02(b)(iii) and (iv).

         (vi) The Company has requested that SLGG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. The Company will amend this report in accordance with Item 4.02(c) of Form 8-K to file the independent accountant's letter required by such item.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibit No.       Description
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         16.1              SLGG Resignation Letter dated February 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                             Island Pacific, Inc.

Date:   February 21, 2007                    By: /s/ Barry Schechter
                                                 -------------------------------
                                             Name:  Barry Schechter
                                             Title: Chief Executive Officer